UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Entegris, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)

Your **Vote** Counts!

ENTEGRIS, INC.

2026 Annual Meeting
Vote by May 5, 2026 11:59 PM ET. For shares held in a Plan, vote by May 1, 2026 11:59 PM ET.

ENTEGRIS, INC.
129 CONCORD RD.
ATTN: JOE COLELLA
BILLERICA, MA 01821

V87184-P48129-Z92278

You invested in ENTEGRIS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 6, 2026. The Annual Meeting will be held in a virtual format via webcast. To participate in the Annual Meeting, go to www.virtualshareholdermeeting.com/ENTG2026 and enter the 16-digit control number found on this notice and access on the date and time noted.**

Get informed before you vote

View the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 6, 2026
3:00 p.m. local time

Virtually at:
www.virtualshareholdermeeting.com/ENTG2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this Notice to vote your shares. This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Rodney Clark	**For**
1b.	James F. Gentilcore	**For**
1c.	Yvette Kanouff	**For**
1d.	James P. Lederer	**For**
1e.	Bertrand Loy	**For**
1f.	Mary Puma	**For**
1g.	David Reeder	**For**
1h.	Azita Saleki-Gerhardt	**For**
2.	Approval, by non-binding vote, of the compensation paid to Entegris, Inc.'s named executive officers (advisory vote).	**For**
3.	Ratify the appointment of KPMG LLP as Entegris, Inc.'s Independent Registered Public Accounting Firm for 2026.	**For**
4.	Approval of amendments to Entegris, Inc.'s Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements.	**For**
5.	To approve, on an advisory basis, providing stockholders the right to call special meetings of stockholders.	**For**
6.	Stockholder Proposal: Providing stockholders the right to call special meetings of stockholders.	**Against**

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V87185-P48129-Z92278